Form 10-K, Exhibit 13
period 1997-12-31
CLASSNOTES TRUST 1997-1 SERIES 1997-2
filed 1998-04-01
CIK 1059010

EXHIBIT 13
                             SERVICER'S CERTIFICATE



                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

                            CLASSNOTES TRUST 1997 - I

     CLASS A-4 Year End Statement for Series 1997-2 for year ending 12/31/97



(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-4 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-4 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(iii)      (A)  Amount of Noteholders' Auction Rate                       0.00
                  Interest Carryover being paid or distributed            0.00
                  in respect of the Notes

         CLASS A-4 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00

           (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

         CLASS A-4 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(iv)       Pool Balance at end of preceding Collection Period
         518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-4 NOTES
            150,000,000.00


(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:


                  CLASS A-4 NOTES
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%
                  CURRENT RATE              (Based on LIBOR)   6.11141%


                 2.  NET LOAN RATE
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%


(vii) (a) Service Fee for related Collection Period (Pro Rata) Per $50,000 original principal amount of the Notes

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                      0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2.  Remaining Balance                                0.00
         Per $50,000 original principal amount of the Notes          0.000000


(viii) Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                   0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2. Auction Agent Fee (Pro Rata) 0.00 Per $50,000 original principal amount of the Notes 0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)          0.00
         Per $50,000 original principal amount of the Notes          0.000000

                Surety Provider Fee  (Pro Rata)                          0.00
                  Per $50,000 original principal amount of the
                  Notes                                                  0.00


(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                   0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                    0.00

(xi) Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
            allocated previously                                         0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                             0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                 0.00

            (c)      Amount in the Reserve Account                       0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                   0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                      0.00

           (b)     Amount in the Pre-Funding Account
         13,629,220.11

(xv) Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
           period                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period

           to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                             0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                   0.00

(xvii) Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                              0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days
                 Delinquent                                      5,020,940.92

          (b)  Number of Financed Student Loans that are 61 to 90 days
                 Delinquent                                      1,557,312.92

          (c)  Number of Financed Student Loans that are 91 to 180 days
                 Delinquent                                      1,472,987.63

          (d) Number of Financed Student Loans that are more than 181
                 days Delinquent                                   240,353.99

          (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                  241,303.36

(xix)     Parity Percentage                      Numerator     566,176,476.57
            as of 12/31/97                     Denominator     565,384,939.16
            100.14%

(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student Holdings)
            42,856.71

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                         0.00


The Money Store, Inc.



By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer

     CLASS A-5 Year End Statement for Series 1997-2 for year ending 12/31/97



(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(iii) (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00

           (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                  0.00
         Per $50,000 original principal amount of the Notes               0.00


(iv)       Pool Balance at end of preceding Collection Period
         518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-5 NOTES
         57,500,000.00

(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                  CLASS A-4 NOTES
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%
                  CURRENT RATE              (Based on LIBOR)       5.960000%


                 2.  NET LOAN RATE
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%


(vii) (a) Service Fee for related Collection Period (Pro Rata) Per $50,000 original principal amount of the Notes

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                      0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2.  Remaining Balance                                0.00
         Per $50,000 original principal amount of the Notes          0.000000


(viii) Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                   0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2. Auction Agent Fee (Pro Rata) 0.00 Per $50,000 original principal amount of the Notes 0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)          0.00
         Per $50,000 original principal amount of the Notes          0.000000

                Surety Provider Fee  (Pro Rata)                          0.00
                  Per $50,000 original principal amount of the Notes     0.00


(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                   0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                    0.00

(xi) Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
            allocated previously                                         0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                             0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                 0.00

            (c)      Amount in the Reserve Account                       0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                   0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                  0.00

           (b)     Amount in the Pre-Funding Account
         13,629,220.11

(xv) Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
           period                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period

           to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                             0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                   0.00

(xvii) Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                              0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days
                 Delinquent                                      5,020,940.92

          (b)  Number of Financed Student Loans that are 61 to 90 days
                 Delinquent                                      1,557,312.92

          (c)  Number of Financed Student Loans that are 91 to 180 days
                 Delinquent                                      1,472,987.63

          (d) Number of Financed Student Loans that are more than 181
                 days Delinquent                                   240,353.99

          (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                  241,303.36

(xix)     Parity Percentage     Numerator  566,176,476.57
            as of 12/31/97    Denominator  565,384,939.16
         100.14%

(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student Holdings)
            42,856.71

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                       0.00


The Money Store, Inc.



By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer

     CLASS A-6 Year End Statement for Series 1997-2 for year ending 12/31/97



(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-6 NOTES                                                 0.00
         Per $50,000 original principal amount of the Notes              0.00


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-6 NOTES                                                 0.00
         Per $50,000 original principal amount of the Notes              0.00


(iii) (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

         CLASS A-6 NOTES                                                 0.00
         Per $50,000 original principal amount of the Notes              0.00

           (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

         CLASS A-6 NOTES                                                 0.00
         Per $50,000 original principal amount of the Notes              0.00


(iv)       Pool Balance at end of preceding Collection Period
         518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-6 NOTES
         57,500,000.00


(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                  CLASS A-4 NOTES
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%
                  CURRENT RATE              (Based on LIBOR)       5.960000%
::

                 2.  NET LOAN RATE
                  PERIOD 1                  0.000000%
                  PERIOD 2                  0.000000%
                  PERIOD 3                  0.000000%


(vii) (a) Service Fee for related Collection Period (Pro Rata) Per $50,000 original principal amount of the Notes

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                      0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2.  Remaining Balance                                0.00
         Per $50,000 original principal amount of the Notes          0.000000


(viii) Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                   0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    2. Auction Agent Fee (Pro Rata) 0.00 Per $50,000 original principal amount of the Notes 0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                0.00
         Per $50,000 original principal amount of the Notes          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)          0.00
         Per $50,000 original principal amount of the Notes          0.000000

                Surety Provider Fee  (Pro Rata)                          0.00
                  Per $50,000 original principal amount of the Notes     0.00

(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                   0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                    0.00

(xi) Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
            allocated previously                                         0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                             0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                 0.00

            (c)      Amount in the Reserve Account                       0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                   0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                  0.00

           (b)     Amount in the Pre-Funding Account
         13,629,220.11

(xv) Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
           period                                                        0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period

            to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                             0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                              0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days
                 Delinquent                                      5,020,940.92

          (b)  Number of Financed Student Loans that are 61 to 90 days
                 Delinquent                                      1,557,312.92

          (c)  Number of Financed Student Loans that are 91 to 180 days
                 Delinquent                                      1,472,987.63

          (d) Number of Financed Student Loans that are more than 181
                 days Delinquent                                   240,353.99

          (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                  241,303.36

(xix)     Parity Percentage             Numerator 566,176,476.57
            as of 12/31/97            Denominator 565,384,939.16
            100.14%
(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student Holdings)
         42,856.71
(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                       0.00


The Money Store, Inc.
By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer